                                                                    EXHIBIT 99.1

---------------------------------
CASE NAME:    DataVoN, Inc. Et al                   Monthly Operating Report
---------------------------------
                                                    ACCRUAL BASIS
---------------------------------
CASE NUMBER:  02-38600-RCM                          10/14/02, RWD, 02/96 & 07/99
---------------------------------


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                     MONTHLY OPERATING REPORT - CONSOLIDATED

                         MONTH ENDING: November 30, 2002
                                       -----------

I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                         President
---------------------------------------     ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE


    W. Britt Birdwell
---------------------------------------     ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE



PREPARER:

                                                  Vice President - Finance
---------------------------------------     ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE


    Larry Dewey CPA
---------------------------------------     ------------------------------------
PRINTED NAME OF PREPARER                                    DATE

                                  Cover Sheet

----------------------------------
CASE NAME:    DataVoN, Inc. Et al                   Monthly Operating Report
----------------------------------
                                                    ACCRUAL BASIS - 1
----------------------------------
CASE NUMBER:  02-38600-RCM                          10/14/02, RWD, 02/96 & 07/99
----------------------------------

=======================================================================================================================
    COMPARATIVE BALANCE SHEET                            SCHEDULE          MONTH             MONTH           MONTH
                                                     ---------------  ---------------  ---------------  ---------------
                                                          AMOUNT          Sep 2002          Oct 2002        Nov 2002
=======================================================================================================================
 ASSETS
-----------------------------------------------------------------------------------------------------------------------
 1.  UNRESTRICTED CASH                               $     21,429.00  $     21,522.00  $  1,126,354.00  $  2,322,389.00
-----------------------------------------------------------------------------------------------------------------------
 2.  RESTRICTED CASH                                 $             -
-----------------------------------------------------------------------------------------------------------------------
 3.  TOTAL CASH                                      $     21,429.00  $     21,522.00  $  1,126,354.00  $  2,322,389.00
=======================================================================================================================
 4.  ACCOUNTS RECEIVABLE (NET)                       $  2,920,920.00  $  4,410,851.00  $  4,372,878.00  $  3,834,132.00
-----------------------------------------------------------------------------------------------------------------------
 5.  INVENTORY                                       $             -
-----------------------------------------------------------------------------------------------------------------------
 6.  NOTES RECEIVABLE                                $             -
-----------------------------------------------------------------------------------------------------------------------
 7.  PREPAID EXPENSES                                $    297,839.00  $    394,129.00  $    443,247.00  $    237,769.00
-----------------------------------------------------------------------------------------------------------------------
 8.  OTHER                                           $             -
-----------------------------------------------------------------------------------------------------------------------
 9.  TOTAL CURRENT ASSETS                            $  3,240,188.00  $  4,826,502.00  $  5,942,479.00  $  6,394,290.00
=======================================================================================================================
 10. PROPERTY, PLANT & EQUIPMENT                     $  7,160,855.00  $  7,180,382.00  $  7,513,209.00
-----------------------------------------------------------------------------------------------------------------------
 11. LESS:  ACCUMULATED DEPRECIATION/DEPLETION       $             -  $  2,018,089.00  $  2,162,844.00  $  2,320,080.00
-----------------------------------------------------------------------------------------------------------------------
 12. NET PROPERTY, PLANT & EQUIPMENT                 $  4,636,630.00  $  5,142,766.00  $  5,017,538.00  $  5,193,129.00
=======================================================================================================================
 13. DUE FROM INSIDERS                               $     11,111.00  $     10,333.00  $      6,945.00  $     36,040.00
-----------------------------------------------------------------------------------------------------------------------
 14. OTHER ASSETS - (Lease Deposits)                 $    213,523.00  $    222,123.00  $    195,011.00  $    186,252.00
-----------------------------------------------------------------------------------------------------------------------
 15. OTHER - Cisco Systems Equipment Purchase Credit $  1,200,000.00
-----------------------------------------------------------------------------------------------------------------------
 16. TOTAL ASSETS                                    $  9,301,452.00  $ 10,201,724.00  $ 11,161,973.00  $ 11,809,711.00
=======================================================================================================================
 POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
 17. ACCOUNTS PAYABLE                                                                  $    808,881.00  $  1,000,498.00
-----------------------------------------------------------------------------------------------------------------------
 18. TAXES PAYABLE - Property                                                          $     24,112.00  $     26,523.00
-----------------------------------------------------------------------------------------------------------------------
 19. NOTES PAYABLE
-----------------------------------------------------------------------------------------------------------------------
 20. PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------------
 21. SECURED DEBT
-----------------------------------------------------------------------------------------------------------------------
 22. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------
 23. TOTAL POSTPETITION LIABILITIES                  $             -  $             -  $    832,993.00  $  1,027,021.00
=======================================================================================================================
 PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
 24. SECURED DEBT                                    $  3,038,471.00  $  3,038,471.00  $  3,038,471.00  $  3,038,471.00
-----------------------------------------------------------------------------------------------------------------------
 25. PRIORITY DEBT                                   $     25,000.00  $     25,000.00  $     25,000.00  $     25,000.00
-----------------------------------------------------------------------------------------------------------------------
 26. UNSECURED DEBT                                  $ 10,909,293.00  $  8,277,003.00  $  8,277,003.00  $  8,277,003.00
-----------------------------------------------------------------------------------------------------------------------
 27. OTHER (SEE ATTACHED)                                             $  2,806,119.00  $  2,806,119.00  $  2,780,844.00
-----------------------------------------------------------------------------------------------------------------------
 28. TOTAL PREPETITION LIABILITIES
=======================================================================================================================
 29. TOTAL LIABILITIES                               $ 13,972,764.00  $ 14,146,593.00  $ 14,979,586.00  $ 15,148,339.00
=======================================================================================================================
 EQUITY
-----------------------------------------------------------------------------------------------------------------------
 30. PREPETITION OWNERS' EQUITY                      $ (4,671,312.00) $ (3,944,869.00) $ (3,944,869.00) $ (3,944,869.00)
-----------------------------------------------------------------------------------------------------------------------
 31. POSTPETITION CUMULATIVE PROFIT (LOSS)                                             $    127,256.00  $    606,241.00
-----------------------------------------------------------------------------------------------------------------------
 32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------------------------------
 33. TOTAL EQUITY                                    $ (4,671,312.00) $ (3,944,869.00) $ (3,817,613.00) $ (3,338,628.00)
=======================================================================================================================
 34. TOTAL LIABILITIES & OWNERS' EQUITY              $  9,301,452.00  $ 10,201,724.00  $ 11,161,973.00  $ 11,809,711.00
=======================================================================================================================

                                 Balance Sheet

 ---------------------------------
 CASE NAME:    DataVoN, Inc. Et al                  Monthly Operating Report
 ---------------------------------
                                                    ACCRUAL BASIS - 2
 ---------------------------------
 CASE NUMBER:  02-38600-RCM                         10/14/02, RWD, 02/96 & 07/99
 ---------------------------------

 ===================================================================================================================
           INCOME STATEMENT                            MONTH            MONTH            MONTH           QUARTER
                                                   --------------   --------------   --------------   --------------
                                                      Sep 2002         Oct 2002         Nov 2002          TOTALS
 ===================================================================================================================
 REVENUES
 -------------------------------------------------------------------------------------------------------------------
 1. GROSS REVENUES                                 $ 3,164,248.00   $ 3,120,986.00   $ 3,134,691.00   $ 9,419,925.00
 -------------------------------------------------------------------------------------------------------------------
 2. LESS:  RETURNS & DISCOUNTS                     $    21,806.00   $    39,694.00   $    22,157.00   $    83,657.00
 -------------------------------------------------------------------------------------------------------------------
 3. NET REVENUE                                    $ 3,142,442.00   $ 3,081,292.00   $ 3,112,534.00   $ 9,336,268.00
 ===================================================================================================================
 COST OF GOODS SOLD
 -------------------------------------------------------------------------------------------------------------------
 4. MATERIAL   (Telecom Services)                  $ 2,345,552.00   $ 2,315,465.00   $ 2,353,869.00   $ 7,014,886.00
 -------------------------------------------------------------------------------------------------------------------
 5. DIRECT LABOR                                                                                      $            -
 -------------------------------------------------------------------------------------------------------------------
 6. DIRECT OVERHEAD                                                                                   $            -
 -------------------------------------------------------------------------------------------------------------------
 7. TOTAL COST OF GOODS SOLD                       $ 2,345,552.00   $ 2,315,465.00   $ 2,353,869.00   $ 7,014,886.00
 ===================================================================================================================
 8. GROSS PROFIT                                   $   796,890.00   $   765,827.00   $   758,665.00   $ 2,321,382.00
 ===================================================================================================================
 OPERATING EXPENSES
 -------------------------------------------------------------------------------------------------------------------
 9. OFFICER / INSIDER COMPENSATION                 $    67,293.00   $    62,668.00   $    61,584.00   $   191,545.00
 -------------------------------------------------------------------------------------------------------------------
 10. SELLING & MARKETING                                                                              $            -
 -------------------------------------------------------------------------------------------------------------------
 11. GENERAL & ADMINISTRATIVE                      $   476,799.00   $   362,712.00   $   287,149.00   $ 1,126,660.00
 -------------------------------------------------------------------------------------------------------------------
 12. RENT & LEASE                                  $    24,561.00   $    24,525.00   $    24,525.00   $    73,611.00
 -------------------------------------------------------------------------------------------------------------------
 13. OTHER                                                                                            $            -
 -------------------------------------------------------------------------------------------------------------------
 14. TOTAL OPERATING EXPENSES                      $   568,653.00   $   449,905.00   $   373,258.00   $ 1,391,816.00
 ===================================================================================================================
 15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE  $   228,237.00   $   315,922.00   $   385,407.00   $   929,566.00
 ===================================================================================================================
 OTHER INCOME & EXPENSES
 -------------------------------------------------------------------------------------------------------------------
 16. NON-OPERATING INCOME (SEE ATTACHED)           $   613,994.00                    $   337,105.00   $   951,099.00
 -------------------------------------------------------------------------------------------------------------------
 17. NON-OPERATING EXPENSE                                                                            $            -
 -------------------------------------------------------------------------------------------------------------------
 18. INTEREST EXPENSE                              $    62,105.00   $    43,911.00   $    44,228.00   $   150,244.00
 -------------------------------------------------------------------------------------------------------------------
 19. DEPRECIATION / DEPLETION                      $   142,357.00   $   144,755.00   $   157,236.00   $   444,348.00
 -------------------------------------------------------------------------------------------------------------------
 20. AMORTIZATION                                                                                     $            -
 -------------------------------------------------------------------------------------------------------------------
 21. OTHER - (Loss on Sales of Equipment)          $      (193.00)                                    $      (193.00)
 -------------------------------------------------------------------------------------------------------------------
 22. NET OTHER INCOME & EXPENSES                   $   409,339.00   $  (188,666.00)  $   135,641.00   $   356,314.00
 ===================================================================================================================
 REORGANIZATION EXPENSES
 -------------------------------------------------------------------------------------------------------------------
 23. PROFESSIONAL FEES                                                               $    41,813.00   $    41,813.00
 -------------------------------------------------------------------------------------------------------------------
 24. U.S. TRUSTEE FEES                                                               $       250.00   $       250.00
 -------------------------------------------------------------------------------------------------------------------
 25. OTHER (ATTACH LIST)                                                                              $            -
 -------------------------------------------------------------------------------------------------------------------
 26. TOTAL REORGANIZATION EXPENSES                 $           -   $             -   $    42,063.00   $    42,063.00
 ===================================================================================================================
 27. INCOME TAX
 ===================================================================================================================
 28. NET PROFIT (LOSS)                             $  637,576.00   $    127,256.00   $   478,985.00   $ 1,243,817.00
 ===================================================================================================================

                                Income Statement

------------------------------------
CASE NAME:    DataVoN, Inc. Et al                   Monthly Operating Report
------------------------------------
                                                    ACCRUAL BASIS - 3
------------------------------------
CASE NUMBER:  02-38600-RCM                          10/14/02, RWD, 02/96 & 07/99
------------------------------------

=========================================================================================================================
CASH RECEIPTS AND DISBURSEMENTS                      MONTH              MONTH              MONTH             QUARTER
                                                ----------------   ----------------   ----------------   ----------------
                                                    Sep 2002           Oct 2002           Nov 2002            TOTALS
=========================================================================================================================
1. CASH - BEGINNING OF MONTH                    $     299,102.00   $      21,522.00   $   1,126,354.00   $   1,446,978.00
=========================================================================================================================
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
2. CASH SALES                                                                                            $              -
=========================================================================================================================
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------
3. PREPETITION                                  $   2,166,053.00   $   2,964,999.00   $      15,212.31   $   5,146,264.31
-------------------------------------------------------------------------------------------------------------------------
4. POSTPETITION                                 $              -   $      46,266.00   $   3,567,781.22   $   3,614,047.22
-------------------------------------------------------------------------------------------------------------------------
5. TOTAL OPERATING RECEIPTS                     $   2,166,053.00   $   3,011,265.00   $   3,582,993.53   $   8,760,311.53
=========================================================================================================================
NON-OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------------------
6. LOANS & ADVANCES (ATTACH LIST)               $              -                                         $              -
-------------------------------------------------------------------------------------------------------------------------
7. SALE OF ASSETS                               $              -                                         $              -
-------------------------------------------------------------------------------------------------------------------------
8. OTHER (SEE ATTACHED)                         $              -   $      61,243.00   $      32,402.33   $      93,645.33
-------------------------------------------------------------------------------------------------------------------------
9. TOTAL NON-OPERATING RECEIPTS                 $              -   $      61,243.00   $      32,402.33   $      93,645.33
=========================================================================================================================
10. TOTAL RECEIPTS                              $   2,166,053.00   $   3,072,508.00   $   3,615,395.86   $   8,853,956.86
=========================================================================================================================
11. TOTAL CASH AVAILABLE                        $   2,465,155.00   $   3,094,030.00   $   4,741,749.86   $  10,300,934.86
=========================================================================================================================
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                 $     207,879.00   $     159,550.00   $     190,336.49   $     557,765.49
-------------------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                          $      10,809.00   $      10,120.00   $      10,791.59   $      31,720.59
-------------------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID               $         714.00                                         $         714.00
-------------------------------------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES                   $      24,561.00                      $      49,044.48   $      73,605.48
-------------------------------------------------------------------------------------------------------------------------
16. UTILITIES                                   $         661.00                      $          23.06   $         684.06
-------------------------------------------------------------------------------------------------------------------------
17. INSURANCE                                   $      18,882.00   $      19,944.00   $      14,255.00   $      53,081.00
-------------------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES - (Telecom Services)    $   1,874,979.00   $   1,743,560.00   $   2,068,096.18   $   5,686,635.18
-------------------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                                                                     $              -
-------------------------------------------------------------------------------------------------------------------------
20. TRAVEL                                      $       1,700.00                      $       3,477.26   $       5,177.26
-------------------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                                                                        $              -
-------------------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                                          $         243.00                      $         243.00
-------------------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                                                                             $              -
-------------------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                 $       4,000.00                                         $       4,000.00
-------------------------------------------------------------------------------------------------------------------------
25. OTHER (SEE ATTACHED)                        $     299,448.00   $      34,259.00   $      83,086.97   $     416,793.97
-------------------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS               $   2,443,633.00   $   1,967,676.00   $   2,419,111.03   $   6,830,420.03
=========================================================================================================================
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                           $              -                                         $              -
-------------------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                           $              -                      $         250.00   $         250.00
-------------------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                         $              -                                         $              -
-------------------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES               $              -   $              -   $         250.00   $         250.00
=========================================================================================================================
31. TOTAL DISBURSEMENTS                         $   2,443,633.00   $   1,967,676.00   $   2,419,361.03   $   6,830,670.03
=========================================================================================================================
32. NET CASH FLOW                               $    (277,580.00)  $   1,104,832.00   $   1,196,034.83   $   2,023,286.83
=========================================================================================================================
33. CASH - END OF MONTH                         $      21,522.00   $   1,126,354.00   $   2,322,388.83
=========================================================================================================================

                                 Cash Receipts

---------------------------------------
CASE NAME:
---------------------------------------                                                               Monthly Operating Report

                                                                                                      ACCRUAL BASIS - 4
---------------------------------------
CASE NUMBER:                                                                                          10/14/02, RWD, 02/96 & 07/99
---------------------------------------

====================================================================================================================================
ACCOUNTS RECEIVABLE AGING                                                   MONTH               MONTH              MONTH
                                                       SCHEDULE      ---------------------------------------------------------------
                                                        AMOUNT              Sep-02              Oct-02             Nov-02
====================================================================================================================================
1.   0 - 30                                          $2,536,541.00       $3,819,903.00       $3,540,396.00      $3,001,080.00
------------------------------------------------------------------------------------------------------------------------------------
2.   31 - 60                                         $  496,600.00       $   70,510.00       $  248,798.00      $  111,873.00
------------------------------------------------------------------------------------------------------------------------------------
3.   61 - 90                                         $   54,942.00       $    5,775.00       $   63,346.00      $   95,440.00
------------------------------------------------------------------------------------------------------------------------------------
4.   91+                                             $  468,079.00       $  514,663.00       $  568,338.00      $1,356,981.00
------------------------------------------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE                       $3,556,162.00       $4,410,851.00       $4,420,878.00      $4,565,374.00
------------------------------------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                 $  635,242.00       $  635,242.00       $  683,242.00      $  731,242.00
------------------------------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                       $2,920,920.00       $3,775,609.00       $3,737,636.00      $3,834,132.00
------------------------------------------------------------------------------------------------------------------------------------

=======================================
AGING OF POSTPETITION TAXES AND                                                       MONTH:      Nov-02
PAYABLES                                                                                    ---------------------------------
====================================================================================================================================
TAXES PAYABLE                        0 - 30             31 - 60             61 - 90              91+               TOTAL
                                      DAYS               DAYS                DAYS               DAYS
====================================================================================================================================
1.   FEDERAL                                         $           -
------------------------------------------------------------------------------------------------------------------------------------
2.   STATE                                           $           -
------------------------------------------------------------------------------------------------------------------------------------
3.   LOCAL                                           $           -
------------------------------------------------------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)                             $           -
------------------------------------------------------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE           $        -        $           -       $           -       $           -
====================================================================================================================================

====================================================================================================================================
6.   ACCOUNTS  PAYABLE             $1,000,498.00                                                                $1,000,498.00
====================================================================================================================================


=======================================
STATUS OF POSTPETITION TAXES                                                          MONTH:              02-Nov
                                                                                            ---------------------------------
====================================================================================================================================
TAXES PAYABLE                                        BEGINNING TAX       AMOUNT WITHHELD     AMOUNT PAID           ENDING TAX
                                                      LIABILITY*         AND OR ACCRUED                            LIABILITY
====================================================================================================================================
1.   WITHHOLDING**                                   $           -
----------------------------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                                 $           -
----------------------------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                                 $           -
----------------------------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                                    $           -
------------------------------------------------------------------------------------------------------------------------------------
5.   INCOME
------------------------------------------------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                             $           -       $           -       $          -
====================================================================================================================================
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
8.   WITHHOLDING
------------------------------------------------------------------------------------------------------------------------------------
9.   SALES
------------------------------------------------------------------------------------------------------------------------------------
10.  EXCISE
------------------------------------------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT
------------------------------------------------------------------------------------------------------------------------------------
12.  REAL PROPERTY
------------------------------------------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                               $           -       $   26,523.00       $           -       $  26,523.00
------------------------------------------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                             $           -       $   26,523.00       $           -       $  26,523.00
====================================================================================================================================
16.  TOTAL TAXES                                     $           -       $   26,523.00       $           -       $  26,523.00
====================================================================================================================================

* The beginning tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your EID coupon and payment receipt to verify payment or deposit

                               Acct Rec. - Taxes

=======================================
CASE NAME:       DataVoN, Inc. Et al                                                                    Monthly Operating Report
---------------------------------------
                                                                                                        ACCRUAL BASIS - 5
---------------------------------------
CASE NUMBER:     02-38600-RCM                                                                           10/14/02, RWD, 02/96 & 07/99
=======================================


The debtor in possssion must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

=======================================
BANK RECONCILIATION                                                MONTH:                     30-Nov-02
                                                                          ----------------------------------------------------------
                                                  ACCOUNT #1           ACCOUNT #2          ACCOUNT #3
====================================================================================================================================
A.   BANK                                       Bank of Texas
------------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                               2891009041                                                        TOTAL
------------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                            DIP Operating
====================================================================================================================================
1.   BALANCE PER BANK STATEMENT                   $  1,164.54                                                   $      1,164.54
------------------------------------------------------------------------------------------------------------========================
2.   ADD:  TOTAL DEPOSITS NOT CREDITED                                                                          $             -
------------------------------------------------------------------------------------------------------------========================
3.   SUBTRACT OUTSTANDING CHECKS                                                                                $             -
------------------------------------------------------------------------------------------------------------========================
4.   OTHER RECONCILING ITEMS                                                                                    $             -
------------------------------------------------------------------------------------------------------------========================
5.   MONTH END BALANCE PER BOOKS                  $  1,164.54         $         -                               $      1,164.54
------------------------------------------------------------------------------------------------------------========================
6.   NUMBER OF LAST CHECK WRITTEN
====================================================================================================================================

=======================================
INVESTMENT ACCOUNTS
====================================================================================================================================
BANK, ACCOUNT NAME & NUMBER                        DATE OF             TYPE OF            PURCHASE PRICE         CURRENT VALUE
                                                  PURCHASE            INSTRUMENT
====================================================================================================================================
7.   NONE
------------------------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                                               NONE
====================================================================================================================================

=======================================
CASH
====================================================================================================================================
12.  CURRENCY ON HAND                                                                                                NONE
====================================================================================================================================
13.  TOTAL CASH - END OF MONTH                                                                                  $  2,322,389.21
====================================================================================================================================

============================================================
CASE NAME:         DataVoN, Inc. Et al                                                                Monthly Operating Report
------------------------------------------------------------
                                                                                                      ACCRUAL BASIS - 6
------------------------------------------------------------
CASE NUMBER:       02-38600-RCM                                                                       10/14/02, RWD, 02/96 & 07/99
============================================================

============================================================
PAYMENTS TO INSIDERS AND PROFESSIONALS                                                                MONTH:      Nov-02
============================================================                                                ------------------------

Of the total disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31)
(A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, etc.)
attach additional sheets if necessary.

=============================================================================================
                                           INSIDERS
=============================================================================================
              NAME                  TYPE OF PAYMENT       AMOUNT PAID      TOTAL PAID TO DATE
=============================================================================================
1.   W Britt Birdwell               Salary               $   10,000.00
---------------------------------------------------------------------------------------------
2.   Michael Donahoe                Salary               $   11,917.00
---------------------------------------------------------------------------------------------
3.   Chad Frazier                   Salary               $   11,917.00
---------------------------------------------------------------------------------------------
4.   Robert Birdwell                Salary               $    5,000.00
---------------------------------------------------------------------------------------------
5.   Rodney Jones                   Salary               $   11,917.00
---------------------------------------------------------------------------------------------
6.   Larry Dewey                    Salary               $   10,833.00
---------------------------------------------------------------------------------------------
7.   TOTAL PAYMENTS TO INSIDERS                                                  $61,584.00
=============================================================================================

====================================================================================================================================
                                                             PROFESSIONALS
====================================================================================================================================
             NAME                   DATE OF COURT                                                                      TOTAL
                                        ORDER               AMOUNT               AMOUNT PAID      TOTAL PAID TO       INCURRED &
                                     AUTHORIZING           APPROVED                                   DATE             UNPAID*
                                       PAYMENT
====================================================================================================================================
1.
------------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------------------------------
5.

------------------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS TO PROFESSIONALS                    $          -           $         -      $          -        $         -
====================================================================================================================================

*INCLUDE ALL FEES INCURRED. BOTH APPROVED AND UNAPPROVED
=============================================================================================
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE, AND
ADEQUATE PROTECTION PAYMENTS.
=============================================================================================

=============================================================================================
NAME OF CREDITOR                        SCHEDULED          AMOUNTS PAID        TOTAL UNPAID
                                         MONTHLY           DURING MONTH        POSTPETITION
                                      PAYMENTS DUE
=============================================================================================
1.   Lee Barton                                            $         -         $ 1,000,000.00
---------------------------------------------------------------------------------------------
2.   Tim Terrell                                           $         -         $   500,000.00
---------------------------------------------------------------------------------------------
3.   Transcom Communications, Inc.                         $         -         $ 1,192,229.00
---------------------------------------------------------------------------------------------
4.   Regions Bank                                          $         -         $   346,242.00
---------------------------------------------------------------------------------------------
5.   Dell Financial Services                               $ 20,476.64
---------------------------------------------------------------------------------------------
6.   Gulfcoast Leasing                                     $ 10,000.00
---------------------------------------------------------------------------------------------
7.   Cit Financial                                         $  1,076.50
---------------------------------------------------------------------------------------------
8.   TOTAL                            $         -          $ 31,553.14         $ 3,038,471.00
=============================================================================================

                               Indiders Profess.

======================================
CASE NAME:       DataVoN, Inc. Et al                                                               Monthly Operating Report
--------------------------------------
                                                                                                   ACCRUAL BASIS - 7
--------------------------------------
CASE NUMBER:     02-38600-RCM                                                                      10/14/02, RWD, 02/96 & 07/99
======================================

                                                                                                 MONTH:      Nov-02
                                                                                                        ----------------------------

====================================================================================================================================
                                                              QUESTIONNAIRE
====================================================================================================================================
                                                                                                           YES              NO
------------------------------------------------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS
     REPORTING PERIOD?                                                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
------------------------------------------------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED
     PARTIES?                                                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?
------------------------------------------------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                                X
------------------------------------------------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                           X
------------------------------------------------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                           X
------------------------------------------------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                       X
------------------------------------------------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                             X
------------------------------------------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                             X
------------------------------------------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                                      X
------------------------------------------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                                        X
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM.
ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                   INSURANCE
====================================================================================================================================
                                                                                                           YES              NO
====================================================================================================================================
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES
     IN EFFECT?                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS
REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                               INSTALLMENT PAYMENTS
====================================================================================================================================
          TYPE OF POLICY                          CARRIER                          PERIOD COVERED               PAYMENT AMOUNT &
                                                                                                                   FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
General Liability, Workers Comp       St Paul Insurance                             7-02 to 7-03
------------------------------------------------------------------------------------------------------------------------------------
                   Group Health       Principal Financial Group                     8-02 to 8-03
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                 Questionnaire

Case Name                   Datavon, Inc. Et al
Case Number                 02-38600-RCM
Monthly Operating Report
Supporting Schedules - Comparative Balance Sheet
Month Ended November 30, 2002


Comparative Balance Sheet

Note - The Company's operating reports are prepared using generally accepted accounting principles. The Debtor's schedules were prepared under another basis of accounting. Accordingly, some discrepancies are due to the use of different accounting methods.

Line 4 - Accounts Receivable
     The accounts receivable per the Debtor's schedule may not include all accrued but unbilled receivables at September 30, 2002. Discrepancies are currently being researched by the new VP of Finance and, if necessary, an adjustment will be made to the Debtor's schedule and/or operating report when all information becomes available.


                                                                   Sep 2002            Oct 2002             Nov 2002
                                                               -----------------   ----------------     ----------------
Line 24 - Secured Debt
     Note Payable - Lee Barton                                         1,000,000          1,000,000            1,000,000
     Note Payable - Tim Terrell                                          500,000            500,000              500,000
     Note Payable - Regions Bank                                         346,242            346,242              346,242
     Note Payable - Transcom Communications,Inc
     Account Payable - Transcom Communications,Inc                     1,192,229          1,192,229            1,192,229

                                                               ---------------------------------------------------------
                          Totals                                       3,038,471          3,038,471            3,038,471
                                                               =========================================================


Line 27 - Other Prepetition Liabilities
     Capitalized Lease Obligations
          CIT - Copier                                                    19,953             19,953               18,877
          Gulfcoast - Telecom Equipment                                   72,000             72,000               66,000
          Sun Microsystems - Telecom Equipment                           138,826            138,826              138,826
          Cisco Systems Capital - Telecom Equipment                    2,417,412          2,417,412            2,417,412
          VAResourses                                                     57,421             57,421               57,421
          Dell Financial Services                                        100,507            100,507               82,308

                                                               ---------------------------------------------------------
                          Totals                                       2,806,119          2,806,119            2,780,844
                                                               =========================================================

Case Name                   Datavon, Inc. Et al
Case Number                 02-38600-RCM
Monthly Operating Report
Supporting Schedules - Income Statement
Month Ended November 30, 2002


                                                                    Sep 2002           Oct 2002             Nov 2002
                                                               -----------------   ----------------     ----------------

Other Income & Expense
     Line 16 - Non-Operating Income
          Payable Correction                                             613,994
                                                               =================

          Equipment Received from Cisco Systems
            under Settlement Agreement                                                                           337,105
                                                                                                        ================

Case Name                   Datavon, Inc. Et al
Case Number                 02-38600-RCM
Monthly Operating Report
Supporting Schedules - Cash Receipts and Disbursements
Month Ended November 30, 2002


                                                                                       Oct 2002             Nov 2002
                                                                                   ----------------     ----------------

Line 8 - Other Non-operating Receipts
     Customer Deposits                                                                       60,000               29,750
     Employee Reimbursements                                                                  1,243                1,872
     Vendor Reimbursements                                                                                           780
                                                                                   -------------------------------------
                                                                                             61,243               32,402
                                                                                   -------------------------------------


Line 25 - Other Operating Disbursements
     Contracted Services                                                                     19,002               56,102
     Office Expense                                                                           2,219               16,970
     Pension Cost                                                                                                  7,449
     Bank Charges                                                                                 4                  235
     Employee Advance                                                                           856
     Postage Deposit                                                                            600
     Equipment Purchases                                                                      8,000
     Fees                                                                                                             20
     Telephone                                                                                3,578                2,310
                                                                                   -------------------------------------

          TOTALS                                                                             34,259               83,086
                                                                                   =====================================